NFP

National Financial Partners

TON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON RETIREMENT PLANNING SERVICES, INC. • BENEFIT ASSOCIATES, IN
ES • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY
DGMAN & COMPANY • CASH & ASSOCIATES • CASHMAN CONSULTING • CHARON PLANNING CORPORATION • CHRISTIE FINANCIAL GROUP, INC.
GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MAN SIVE BROKERAGE SERVICES, LLC • COMRISK SPECIALTY PRODUCTS,
ENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CORP • CREATIVE EDGE PLANNING & INSURANCE SERVICES, LLC • CURTIS & AS
FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE
E, INC. • ECA MARKETING, INC. / DNA IAL SERVICES, INC. • EMPLOYERS SELECT PL
NNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • FBD CONSULTING,
BUSINESS ASSOCIATION • MCKENZIE, LABELLA, MATUL & CO. • MELTZER GROUP BENEFITS • MICHAEL G. PENNEY INSURANCE, INC. • MICHAEL G. RUDELSON & COM
NESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC. • MONAGHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. •
L ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS, INC. • NATIONAL WEALTH ADVISORS • NEMCO BROKERAG
NCIAL GROUP • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND ASSOCIATES • P&A CAPITAL ADVISORS, INC. • PATRICIA TANNE
ADVISORS, LLC • PEREGRINE ADVISERS, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC
ES, INC. • PREFERRED SERVICES GROUP OF N.Y., LTD. • PRIESTLEY COMPANY, INC. • PRO FINANCIAL SERVICES, INC. • PROFESSIONAL BENEFITS SOLUTIONS, INC. • P
, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES INSURANCE AGENCY, INC. • REALCARE INSURANCE MARKETING, INC. • RENAISSANCE BANK ADVISO
STMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP • SCHMIDT FINANCIAL GROUP, INC.
ASSOCIATES LTD • SINDRICH & ASSOCIATES, INC. • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • STA BENEFITS, LTD. • STALLARD FINANCIAL S
PLANNING RESOURCES • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • T.J.F. PLANNING • THE BAY RIDGE GR
ITS SOLUTION GROUP, INC. • THE BROWNING GROUP II, INC. • THE FINANCIAL GROUP • THE HARBOR GROUP, LTD. • THE HARTFIELD COMPANY, INC. • THE KNW GROUP • THE

UBS 2008 Global Financial Services Conference May 13 , 2008 Exhibit 99.1 th

RELATED TO
FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods,  constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements.  The Company refers you to its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007 filed on February 19, 2008, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  National
Financial Partners Corp. (“NFP”) expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO
NON-GAAP FINANCIAL INFORMATION
The historical and forward-looking financial information in this presentation includes non-GAAP performance measures called Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax). The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) should not be viewed as substitutes for net income and net income per diluted share, respectively. Cash earnings are defined as net income, excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the
Company’s quarterly financial supplement and earnings press release for the quarter ended March 31, 2008, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

RECONCILIATION
NET INCOME TO CASH EARNINGS
Note:  The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding.
(dollars in thousands, except per share data)
GAAP Net income $10,005 $8,493 $54,232 $57,578 $56,182   $40,142 $23,501
Amortization of intangibles 9,751 8,006 34,303 27,984 23,709 19,550 16,461
Depreciation 3,054 2,468 11,010 9,136 7,815 6,658 4,748
Impairment of goodwill and
intangible assets 2,180 1,829 7,877 10,745 8,057 4,791 9,932
Cash earnings 24,990 20,796 $107,422 $105,443 $95,763  $71,141 $54,642
Management agreement buyout, net of tax - - 7,681 - - - -
Cash earnings, excluding management 24,990 20,796 $115,103 $105,443 $95,763 $71,141 $54,642
agreement buyout, net of tax
GAAP net income per diluted share $     0.24 $     0.21 $    1.35 $    1.43 $    1.48 $    1.10 $    0.74
Amortization of intangibles 0.24 0.20 0.85 0.69 0.62 0.53 0.52
Depreciation 0.07 0.06 0.27 0.23 0.21 0.18 0.15
Impairment of goodwill and
intangible assets 0.05 0.05 0.20 0.27 0.21 0.13 0.31
Cash EPS $     0.61 $     0.53 $    2.67 $    2.61 $    2.52 $    1.94 $    1.72
Management agreement buyout, net of tax - - 0.19 - - - -
Cash EPS, excluding management
agreement buyout, net of tax $     0.61 $     0.53 $    2.86 $    2.61 $    2.52 $    1.94 $    1.72
Q1 2008 Q1 2007 2007              2006                2005              2004    2003

• Background
• First Quarter 2008 Performance
• Acquisition Strategy
• Growth Markets
• Unlike Typical Consolidator
• Historical Performance
• Long-term Execution
INDEPENDENT FINANCIAL SERVICES
DISTRIBUTOR

• National network of independent financial advisors consisting of over 180 owned firms
• Specialize in providing best-of-class financial services
products to high net worth and corporate markets:
Life insurance & wealth transfer
Corporate & executive benefits
Financial planning & investment advisory
• Proven acquisition model for successful independent financial services distributors
• Platform for growth built on product breadth and expertise
INDEPENDENT FINANCIAL SERVICES
DISTRIBUTOR

NFP Owned Firms
Non-owned PartnersFinancial Members
and NFP Benefits Partners Members
Non-owned Members of The HighCap Group
Corporate Office
Concentrated areas of wealth in the U.S.

7 LEADER IN DISTRIBUTION: OUR FOOTPRINT

FIRST QUARTER 2008:
STRONG GROWTH
Long-term Trends Remain Solid
5.9% same store revenue growth
17.3% revenue growth
22.2% gross margin growth
15.1% cash EPS Growth
Generally a positive long-term environment
Toward the end of quarter, broad economic and credit market
conditions impacted portion of business
In uncertain times, focus on corporate expense control
Excluding corporate office move, reduced corporate expense growth goal from 10%-11% to 5%-6%

Total revenue                          $        4,000,000
Operating expenses $      (2,000,000)
Target Earnings $        2,000,000
Margin 50%
Percent of earnings capitalized 50%
Base Earnings $        1,000,000
Initial acquisition multiple 5.0x
Initial purchase price for
50% of economics $        5,000,000
Typical Acquisition
Earnings Split Subsequent to
Acquisition
VALUATION OF ACQUISITIONS:
FOCUS ON EARNINGS
Acquisition multiples are earnings, not revenue, driven and are margin neutral
NFP maintains priority position in firm earnings
Base Earnings
Target Earnings
Earnings Above
Target
Earnings above target are split based on the ratio of base to target earnings.
Split between
Principal & NFP
NFP’s Portion
Principal’s Portion

A Subsidiary
of NFP
Management Contract Provides for:
Principals Earn
Management Fees
NFP Acquires 100% of
Operating Co.
Principals’ ability to manage day-to-day
operations of NFP’s subsidiary
Share financially in growth of business
Access to best practices and resources of the
NFP system
Non-Compete / Non-Solicit Covenants
Large Company Resources Combined with an Entrepreneurial Spirit
A Transferable
Asset
ACQUISITION MODEL:
CREATES ALIGNMENT
Principals Principals
Are Are
Independent Independent
Contractors Contractors
Operating
Company

ACQUISITIONS:
STRONG TRACK RECORD
$13.4
$36.3
$21.4
$26.3
$21.3
$16.4
$17.6
$11.6
$14.2
$17.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD
2008
Notes:
Reflects gross base earnings acquired for each period and does not reflect restructurings and/or dispositions.
2007 base earnings includes $3.2 million of base earnings from two firms acquired in December 2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions.  The acquisition of substantially all of the principal's economic interest in Preferred Services Group of N.Y.,
LTD. is not included in 2007 base earnings acquired.
Base Earnings Acquired (dollars in millions)
• In 8 of the 9 full years of operating history, met or exceeded acquisition budget
• 2008 acquisition budget of $20 million in acquired base earnings
• Capital flexibility allows NFP to be opportunistic
• Large universe of potential future acquisitions
Total Base Earnings Acquired:    $195.8 million

Initial Earnout
Principals are typically paid a multiple of base earnings if the
3-year average growth rate of target earnings is above 10%
Earnout payment is capitalized as part of the purchase price
Ongoing Incentive Plan
Typically pays an increasing proportion of NFP’s share of
earnings based on 3-year average growth of at least 10%
above an incentive target
Payment is expensed as component of management fees
Plan runs in successive 3-year cycles
ACQUISITION INCENTIVES: CREATE
LONG-TERM ALIGNMENT

• For those committed to growing business
• Selling only a portion of the economic interest
• Motivation to grow earnings of business
Lucrative incentives
Grow value of management contract for second stage capitalization
Typically, 30% of consideration in NFP’s stock, subject to 5-year lock-up
• NFP has priority position in earnings
• Stringent non-compete, non-solicitation provisions
• Competitors for acquisitions can pay more initially, but NFP transaction typically rewards more for long-term growth
ACQUISITION MODEL:
CREATES LONG-TERM ALIGNMENT

•
Life Insurance & Wealth Transfer: Strong Demographics
Fixed & Variable Life
Fixed & Variable Annuities
Life Settlements
•
Corporate & Executive Benefits: Underserved Market
Group Medical
Disability
Group Life, Disability, Dental, LTC
Retirement Services
Voluntary Benefits
Executive Benefits, BOLI/COLI
Property & Casualty
•
Fee-Based Planning & Investment Advisory: Power of Advisory
Based Planning & Asset Gathering
Fee-Only Planning Services
Asset Management Programs
Diversified Investments
GROWTH MARKETS:
KEY PRODUCTS & CHARACTERISTICS

GROWTH MARKETS:
FIRST QUARTER 2008 BUSINESS MIX
10%
36%
29%
54%
25%
Life Insurance & Wealth Transfer
Corporate & Executive Benefits
Fee-Based Planning & Investment Advisory
Life Brokerage
Retail Life
Pie chart represents percentage of Q1 2008 business of acquired firms and excludes NFP’s Austin-based distribution utilities
Focused on Diversifying Business Mix

UNLIKE TYPICAL CONSOLIDATOR:
HELPING FIRMS GROW EARNINGS
• Access to multiple carriers
• Underwriting resources
• Leadership in product design
• Diversification
• Differentiation from other independents
• Compliance and infrastructure
Life Insurance: Growth Enablers

• Business generally not
diversified
• High service, limited
market reach
• Professionalism
BENEFITS FIRMS:
INCREASED OPPORTUNITY WITH NFP
Before NFP Transaction After NFP Transaction
• Increased product
support
• High service, national
reach
• Professionalism backed
by compliance and
infrastructure
• Differentiation

AIG
DIVIDEND CAPITAL
THE HARTFORD
OppenheimerFunds
Russell
EverBank ADVISOR PROGRAM
ING
AssetMark
TRANSAMERICA *The Power of the Pyramid*
Mellon
CNL
WELLS Real Estate Funds
MetLife
NEW YORK LIFE
American Skandia *A Prudential Financial Company*
UNUMPROVIDENT
Protective *Doing the right thing is smart business.*
Nationwide Financial
Allianz
PHOENIX
NaviPlan Financial Planning Software
AIM
NATIONAL FINANCIAL Integrated Brokerage Solutions A FIDELITY INVESTMENTS COMPANY
MassMutual FINANCIAL GROUP
Prudential
Lincoln Financial Group
ICON Advisers, Inc.
MoneyGuidePro Financial Planning Software
John Hancock
Money ADVISOR
Principal Financial Group
PACIFIC LIFE
ENVESTNET Asset Management
Fidelity INVESTMENTS Smart move.
American Funds
UnitedHealthcare A UnitedHealth Group Company
PUTNAM INVESTMENTS
Sun Life Financial united states
The Standard
Genworth Financial
Triple Net Properties, LLC
AXA
NFP

OPEN ARCHITECTURE ACCESS is a registered trademark of National Financial Partners Corp. All other trademarks used herein are the property of their respective owners .

• Access to capital to grow business
• Strong balance sheet
• Technology
• Business development and marketing
resources
• Collaboration with like minded producers
• Succession
UNLIKE TYPICAL CONSOLIDATOR:
COMPANY-WIDE RESOURCES
Resources to Drive Growth

24.5%
14.6%
4.8%
13.5%
16.2%
22.4%
5.4%
0.3%
-12.7%
5.9%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
STRONG LONG-TERM ORGANIC
GROWTH
• Despite instances of market volatility and life insurance cycles, NFP has not had a year of negative same store revenue growth in its over 9-year history
• Weighted average same store revenue growth of 9.4% since inception
Same Store Revenue Growth Since Inception

Revenue CAGR = 27%
GM CAGR = 20%
Revenue Growth = 17%
GM Growth = 22%
(dollars in millions)

Revenue & Gross Margin Growth
$49.5
$108.1
$140.4
$175.1 $199.2
$224.4
$40.5
$464.4
$639.5
$891.4
$1,077.1
$1,194.3
$244.2
$286.4
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003 2004 2005 2006 2007 Q1
2007
Q1
2008
Gross Margin Revenue
ORGANIC GROWTH & ACQUISITIONS
DRIVE SUCCESS

ORGANIC GROWTH & ACQUISITIONS
DRIVE EARNINGS
Notes:
2007 cash earnings excludes $7.7 million, net of tax, related to a management agreement buyout. See NFP’s
Quarterly Financial Supplement for the period ended March 31, 2008, available on the Company’s Web site, for more information.
Cash Earnings Growth
$54.6
$71.1
$95.8
$105.4
$115.1
$20.8
$25.0
$0
$20
$40
$60
$80
$100
$120
2003 2004 2005 2006 2007 Q1
2007
Q1
2008

ORGANIC GROWTH & ACQUISITIONS
DRIVE EARNINGS
$1.72
$1.94
$2.52
$2.61
$2.86
$0.53
$0.61
$0
$3
2003 2004 2005 2006 2007 Q1
2007
Q1
2008
Notes:
2007 cash earnings excludes $7.7 million, net of tax, related to a management agreement buyout. See NFP’s
Quarterly Financial Supplement for the period ended March 31, 2008, available on the Company’s Web site, for more information.
Cash Earnings Per Share Growth

• Conservative capital structure
34.0% debt to total capitalization as of 3/31/08
Credit facility due in 2011 and convertible notes due in 2012
Exercised accordion feature of credit facility, increasing amount available by $25 million to $250 million
• Strong cash flow
2007 net cash provided by operating activities of $108 million
With the exception of the corporate office move in 2008, minimal capital expenditure requirements
CONSERVATIVE CAPITAL STRUCTURE
AND STRONG CASH FLOW

• Acquisitions
2008 goal of $20 million in acquired base earnings
Focus on strategic acquisitions with recurring revenue
Pipeline remains healthy
• Share repurchases and dividends
$45.0 million share repurchase authorization, $33.8
million remaining
Current dividend of $0.21 per quarter
2008: BALANCED APPROACH TO
CAPITAL MANAGEMENT

LONG-TERM EXECUTION TO DRIVE
CONTINUED GROWTH
• High single-digit same store revenue growth over
the long-term
• Alignment between principals & shareholders
• Focus on delivering best products and services to
client
• Continue to build premier independent distribution
franchise
THE NFP MODEL IS STRONG & BUILT FOR
LONG-TERM GROWTH

NATIONAL FINANCIAL PARTNERS

• ASHTON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON RETIREMENT PLANNING SERVICES, INC. • BENEFIT ASSOCIATES, IN
SERVICES • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY
WN BRIDGMAN & COMPANY • CASH & ASSOCIATES • CASHMAN CONSULTING … • CHARON PLANNING CORPORATION • CHRISTIE FINANCIAL GROUP, INC.
IANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MAN… SIVE BROKERAGE SERVICES, LLC • COMRISK SPECIALTY PRODUCTS,
IRARY BENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • COR… • CREATIVE EDGE PLANNING & INSURANCE SERVICES, LLC • CURTIS & AS
ESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE
SURANCE, INC. • ECA MARKETING, INC. / DNA … IAL SERVICES, INC. • EMPLOYERS SELECT PL
ATE PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • FBD CONSULTING,
GROUP, INC. • FIELD UNDERWRITERS • GENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • FIRST FINANCIAL PARTNER
-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • GOLDEN & COHEN, LLC • HARVEST FINANCIAL GROUP, INC. • HCB - ATLANTA • HCB - AVON • HCB - CHARL
• HCB - INDIANAPOLIS • HCB - KNOXVILLE • HCB - METRO NY • HCB - MILWAUKEE • HCB - NORTHWEST • HCB - PHILADELPHIA • HCB - SAN DIEGO • HCB - SOUTHWEST • HE
LLC • HERRIG AND HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC.
ION • IKON BENEFITS GROUP, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLAN
. • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LENOX ADV
FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LONGNECKER & ASSOCIATES, INC • LTCI PARTNERS, LLC • LUCCO FINANCIAL
ROKERAGE SERVICES, INC. • MAGUIRE FINANCIAL ADVISORS, LLC • MANAGEMENT BROKERS, INC. • MARC F. JONES ADVISORS, LLC • MASCHINO, HUDELSON & ASSOCIATES,
JSETTS BUSINESS ASSOCIATION • MCKENZIE, LABELLA, MATOL & CO. • MELTZER GROUP BENEFITS • MICHAEL G. PENNEY INSURANCE, INC. • MICHAEL G. RUDELSON & COM
& MORONESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC. • MONAGHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. •
ATIONAL ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS, INC. • NATIONAL WEALTH ADVISORS • NEMCO BROKERAG
ET FINANCIAL GROUP • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND ASSOCIATES • P&A CAPITAL ADVISORS, INC. • PATRICIA TANNE
IINSULA ADVISORS, LLC • PEREGRINE ADVISERS, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC
SOCIATES, INC. • PREFERRED SERVICES GROUP OF N.Y., LTD. • PRIESTLEY COMPANY, INC. • PRO FINANCIAL SERVICES, INC. • PROFESSIONAL BENEFITS SOLUTIONS, INC. • P
VSIONS, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES INSURANCE AGENCY, INC. • REALCARE INSURANCE MARKETING, INC. • RENAISSANCE BANK ADVISO
IT INVESTMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP • SCHMIDT FINANCIAL GROUP, INC.
VATURE ASSOCIATES LTD • SINDRICH & ASSOCIATES, INC. • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • STA BENEFITS, LTD. • STALLARD FINANCIAL S
ATEGIC PLANNING RESOURCES • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • T.J.F. PLANNING • THE BAY RIDGE GR
ITS SOLUTION GROUP, INC. • THE BROWNING GROUP II, INC. • THE FINANCIAL GROUP • THE HARBOR GROUP, LTD. • THE HARTFIELD COMPANY, INC. • THE KNW GROUP • THE